UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 16, 2019

Date of Report (Date of earliest event reported)

POWERCOMM HOLDINGS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55391	47-3152668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3429 Ramsgate Terrace

Alexandria, Virginia 22309

(Address of principal executive offices)

571-259-8773

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Special Note Regarding Forward-Looking Statements

This report contains forward-looking statements. These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performances, or achievements expressed or implied by the forward-looking statements. In some cases, forward-looking statements are identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would,” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect the Company’s current views respecting future events and are based on assumptions and subject to risks and uncertainties.

Also, forward-looking statements represent the Company’s estimates and assumptions only as of the date of this report. You should read this report and the documents that the Company references and files as exhibits to this report in their entirety and with the understanding that actual future results may be materially different from what the Company expects. Except as required by law, the Company assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available or other events occur in the future.

ITEM 1.01 Entry into a Material Definitive Agreement

Restricted Stock Purchase Agreement; Sale of PowerComm Construction, Inc.

On April 16, 2019, PowerComm Holdings, Inc. (the “Company”) entered into a Restricted Stock Purchase Agreement (the “Agreement”) with David Kwasnik (“Purchaser”) pursuant to which the Purchaser acquired 10,000 shares of the common stock of PowerComm Construction, Inc., a wholly owned subsidiary of the Company (“PCC”), at a purchase price of $0.0001 per share. The 10,000 shares of the common stock of PCC acquired by the Purchaser represents 100% of the issued and outstanding capital stock of PCC. Pursuant to the terms and conditions of the Agreement, Purchaser acquired all of the assets, properties and business of PCC. The Agreement was approved by the Board of Directors of the Company and by shareholders holding a majority of the voting stock of the Company. As a result of the Agreement, the business of the Company has been reorganized such that it will become a services provider to PCC and other firms operating in the construction and infrastructure industry.

David Kwasnik, the Purchaser of the common stock shares of PCC, is also the sole officer and director of the Company.

ITEM 9.01 Financial Statements and Exhibits

Exhibits

Certain exhibits listed below are incorporated by reference as so marked with the date and filing with which such exhibits were filed with the Securities and Exchange Commission).

10.1*	Restricted Stock Agreement between PowerComm Holdings, Inc. and David Kwasnik

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 16, 2019

POWERCOMM HOLDINGS, INC.

By:	/s/ David Kwasnik
David Kwasnik
President